Exhibit 99.1 Investor Day March 10, 2022 Imperial | 2022 | 1

Agenda Topic Speaker Time Brad Corson Opening remarks 8:00 Chairman, President and CEO Sherri Evers Environmental/Social/Governance 8:20 VP, Commercial and Corporate Development Simon Younger Upstream outlook 8:50 SVP, Upstream Break 9:30 Jon Wetmore Downstream & Chemical outlook 9:40 VP, Downstream Dan Lyons Financial outlook 10:00 CFO Brad Corson Closing remarks 10:20 Chairman, President and CEO Q&A 10:30 Imperial | 2022 | 2

Opening remarks Brad Corson Chairman, President and Chief Executive Officer Imperial | 2022 | 3

Reflections on the past year Strong results and substantial progress on strategic priorities § Strong commodity prices, recovering demands î Well-positioned to benefit from recovery coming out of pandemic § Outstanding operational performance î Highest Upstream production on record î Strong Downstream utilization and product sales, highest Chemical earnings in over 30 years § Outstanding financial performance 1 î ~$5.5B cash flow from operations, ~$4.5B free cash flow î Cost efficiencies in excess of $1B vs. 2019 § All-time high shareholder returns î ~$3B returned via dividend and buybacks § Advancing low carbon solutions î Founding member of Oil Sands Pathways to Net Zero alliance î Announced new GHGi reduction goal, intent to progress renewable diesel project at Strathcona refinery § Successfully managed health and safety of workforce during ongoing pandemic conditions î Robust COVID protocols enabled uninterrupted operations and product supply î Continued strong personnel and process safety performance I Imp mperi erial al | | 2 20 02 22 2 | | 4 4 1 Non-GAAP financial measure – see supplemental information for definition and reconciliation

What you will hear today Integrated business model drives shareholder value § Focus on optimizing § The power of integration Delivering existing assets Resiliency superior § Continued focus on § Relentless focus on costs through shareholder lowering break-evens and reliability the cycle value § Strength of balance sheet, § Value accretive liquidity opportunistic growth Maximizing Shareholder Returns § Updated GHGi reduction goals § Key to delivering on cost ESG focus Investment in § Goal of net zero by 2050 for commitments technology operated oil sands § Technology solutions for and § Continued technology and meeting environmental goals innovation innovation focus Imperial | 2022 | 5

Macro view Global supply challenges and demand recovery support continued commodity price strength § Global oil supply î Underinvestment during past cycle î OPEC+ struggling to meet targets î Public company growth constrained by capital allocation and energy transition priorities î Geopolitics play larger role as spare capacity shrinks § Global oil demand î Major demand shock during early days of pandemic î Demand resilience evident as new variants arose î Continued recovery likely, especially for jet fuel § Global oil inventories î Global oil and product inventories well below 5-year average § Imperial well-positioned to take advantage of market conditions î Maximizing value from existing assets, progressing select GHG-advantaged growth I Imp mperi erial al | | 2 20 02 22 2 | | 6 6

Fundamentals drive energy demand growth Further investment required in any scenario § Economies continue to develop and grow î Increasing populations, desire for improved standard of living î Energy supply evolves to meet demand projections § Energy trends vary by sector, geography but demand growing î Commercial transportation, chemicals drive liquids fuel demand î Light duty transportation becomes more efficient § Global energy mix shifts to lower carbon fuels î Future energy mix has large range of potential outcomes § Technology and efficiency lowers energy intensity § Further oil and gas investment required in any scenario Imperial | 2022 | 7

Sustainability focus Canada, and Imperial, should be supplier of choice § Multiple views of future energy requirements highlight oil and gas as being key part of mix § Canada is the most responsible producer in the world î Top ESG ratings amongst world’s largest reserve holders î Leadership in sustainable development î Unprecedented industry collaboration § Imperial well positioned to be supplier of choice in the energy transition landscape î History of demonstrated resilience î Aggressive GHG reduction goals − Underpinned by measurable goals with specific plans − Supported by long-term commitment to R&D î Technology is a strength and key to achieving ambitions I Imp mperi erial al | | 2 20 02 22 2 | | 8 8

ESG Sherri Evers Vice-president, Commercial and Corporate Development Imperial | 2022 | 9

Canada – Positioned to lead the energy transition Collaborative and innovative policy landscape promotes accelerated energy solutions Progressing policy and incenting emissions reductions Advanced climate policies ü Net-zero ambition ü Expertise in carbon management ü Advanced regulatory systems ü Unprecedented industry collaboration ü Imperial | 2022 | 10

Imperial sustainability priorities Advancing responsible energy solutions for a better tomorrow Indigenous reconciliation People Land and water Climate Strengthen collaboration and Cultivate a workplace where Further improve Develop pathways in partnerships with Indigenous everyone feels included, environmental performance support of a net-zero future communities in an effort to diverse perspectives are by protecting water resources § Mitigate emissions generate economic benefits valued and our people are and promoting biodiversity in our operations and continue the journey of empowered today and § Help our customers reconciliation prepared for tomorrow reduce their emissions Meaningful investment to drive real ESG impact Strategic investment Imperial | 2022 | 11

Accelerating our progress on ESG Significant strides made over the last year New goal to reduce emissions intensity at oil sands operations Co-processing Accelerated pilot at Sarnia silver-level and Nanticoke Highest 2 PAR Working to annual Strathcona certification enhance Indigenous renewable Renewable inclusion and business diesel Oil Sands power Expanded Successful diversity spend Pathways to purchase commercial startup of programs Net Zero application of first boiler agreement alliance 1 LASER flue gas unit January 2021 January 2022 1 Imperial | 2022 | 12 Liquid addition to steam for enhanced recovery 2 Progressive Aboriginal Relations

Risk management assessment and mitigation Robust governance and committed leadership Integration of ESG in pursuit of superior shareholder value Risk management oversight § Management committee leads integrated ESG strategy Imperial Board of Directors § Climate council established to accelerate emission reduction solutions Public policy Nominations Community and Executive and collaboration and Audit corporate resources corporate engagement § Inclusion and diversity council working to responsibility governance further enable diverse perspectives § External ESG assessment conducted and Management continuous evaluation through issues and Committee opportunity management process Inclusion and Climate Business management diversity council council Operations Imperial | 2022 | 13 Shareholders and stakeholders input at all levels

Indigenous reconciliation journey Striving to create lasting relationships and shared prosperity § Committed to creating a safe space for our employees to learn, engage and better understand § Executive-led Indigenous recruitment and retention working group § Demonstrating commitment through business development î Continued focus on expanding reach and partnership with Indigenous businesses î Business development with Indigenous community partners – over $3.3B to date I Imp mperi erial al | | 2 20 02 22 2 | | 14 14

Our climate strategy Leveraging our expertise, integration and technologies Imperial | 2022 | 15

Advancing carbon solutions

Innovating for a lower-carbon future

Short term	Boiler flue gas Autonomous haul system LASER Supporting renewable power	Advanced fuels and lubricants Biofuel blending Co-processing Renewable fuel production	Oil Sands Pathways to Net Zero Emission reduction solutions	SA-SAGD
Medium term	Carbon capture and storage Renewable fuels	New product offerings Sustainable aviation fuel	Carbon capture and storage and hubs	Next-generation in situ technologies
Long term	Low-carbon intensity hydrogen Small modular reactors	Low-carbon intensity hydrogen	Low-carbon intensity hydrogen, small modular reactor	Carbonate fuel cell technology Direct air capture Bitumen beyond combustion

Investing in lower-emissions, value generating solutions

Imperial | 2022 | 16

GHGi reductions in operated oil sands Driving emissions improvements through short, medium and long-term goals Achieved reduction in operated oil § Our long term goal is to achieve net-zero emissions in operated sands GHGi by oil sands by 2050 through collaboration with governments and other partners 20% Between 2013 and 2016 Goal to reduce operated oil sands GHGi by 10% by 2023 relative to 2016 levels Goal to reduce operated oil sands GHGi by 30% 2016 GHGi Efficiencies Renewables Low Carbon intensity CCS 2030 GOAL 2016 GHGi Efficiencies Renewables Low carbon CCS 2030 Goal Production intensity by 2030 relative to 2016 levels production Imperial | 2022 | 17

Carbon capture and storage Pathways alliance critical enabler for a lower-carbon future Fort McMurray § Progressing Oils Sands Pathways to Net Zero alliance to support emission reduction Transportation line § One of few proven technologies to help decarbonize Cold energy-intensive industries Lake Joint carbon § Established regulatory framework in Alberta and world Edmonton storage hub class storage capacity § Well positioned with extensive subsurface knowledge Basal and reservoir management Cambrian Calgary reservoir § Assessing project opportunities across our facilities § Expanded use can further emissions reductions associated with hydrogen and renewable fuels production Imperial | 2022 | 18

New energy solutions Keeping our communities and customers moving Canadian market demand growth § Helping our customers reduce their GHG Indexed versus 2017, % emissions by working together on solutions Biofuels 200 § Demand for lower-emission fuels expected to grow rapidly 150 § Producing advanced fuels that improve fuel Asphalt Jet efficiency and reduce emissions 100 Diesel Gasoline Fuel oil § Growing our biofuel blending and 50 distribution capabilities 0 § Piloting agricultural feedstocks to produce 20172018201920202021202220232024202520262027202820292030 co-processed commercial fuel Source: ExxonMobil’s 2021 Outlook for Energy § Advancing next-generation fuel offers and technologies Imperial | 2022 | 19

Energy solution delivers real value to shareholders Growing our business with renewable diesel Helping our customers Clean Fuel Regulation competitive reduce their GHG emissions compliance opportunity î Potential to reduce emissions by 3MT annuallyî Strategic project leverages existing facility for capital efficiency î Sourcing hydrogen produced with CCS Building Canada’s largest renewable diesel facility Supporting Canadian farmers Producing premium fuel using locally sourced biofeedstock î Blue hydrogen and biofeedstock combined with proprietary catalyst to produce high î Existing supply chain expertise and infrastructure quality, low-carbon diesel î Accessible and robust feedstock availability î Performs well in cold weather Imperial | 2022 | 20

Continuing our progress Solutions in support of a lower carbon future 2022 Expand deployment New product Anticipated first Potential initiation Evaluating potential of boiler flue gas offerings including deployment of of first phase of to leverage low- evaluation of SA-SAGD at carbon capture carbon blue Grand Rapids and storage at hydrogen in our sustainable aviation fuel Cold Lake operations Non-condensable Plans to Pilot enhanced Initial phase cyclic Possible small gas field study manufacture bitumen recovery solvent process modular reactor renewable diesel at technology commercialization deployment Enhanced late- Strathcona refinery life process pilot start-up expected early 2022 Imperial | 2022 | 21

Upstream Outlook Simon Younger Senior vice-president, Upstream Imperial | 2022 | 22

Upstream strategy Best-in-class producer, maximizing cash flow, positioning for a lower carbon future § Maximize value from long-life, low-decline assets § Targeting industry-leading unit cost and reliability § Select, disciplined capital investments § Lowering emissions through profitable investments § High-impact innovation and digital solutions § Operational excellence and responsible development I Imp mperi erial al | | 2 20 02 22 2 | | 23 23

2021 Upstream performance

Demonstrated strong operational performance and sustained improvements

	2021		vs. 2019
Production (koebd)	428	↑	+8%
Cash cost[1] ($B)	4.7		+5%
Unit cost[1] ($/boe)	30		-3%
Unit cost[1] ex. energy ($/boe)	24	↓	-10%
GHG intensity[2] (t CO_2e/m3)	.35	↓	-12%

- Successfully managed COVID to avoid disruption
- Maintained priority on safe operations
- Preserved capital discipline and cost focus
- Raised production – highest in over 30 years
- Sustained unit cost improvements
- Progressed GHG projects
  - Mahkeses LASER, Kearl boiler flue gas
  - On track with 10% intensity reduction target by 2023

Production Imperial share, before royalties.
Energy cost includes predominantly natural gas, diesel and power. Unit cost ex. energy excludes all 2019 and 2021 energy costs.
[1] Non-GAAP financial measure and ratio – see supplemental information for definition and reconciliation
[2] Preliminary estimate Greenhouse gas intensity for oil sands operated assets (TIER basis, metric tonnes CO2 equivalent per cubic meter of production)

Imperial | 2022 | 24

Long-life, low-decline asset base High-quality stable production base; focused on GHG-advantaged growth Production koebd 500 400 § ~4.3 billion boe of proved and probable reserves î Multi-decade production profile 300 î Low sustaining capital § 425 – 440 koebd production outlook for 2022 200 § 20% low cost volumes growth 2017-2026 100 § Priority on GHG-advantaged investments 0 2017 2019 2021 2023 2025 Kearl Syncrude Cold Lake Other Production Imperial share, before royalties 2P reserves Imperial share, before royalties, YE 2021 NI51-101 Imperial | 2022 | 25

Upstream cash flow outlook Delivering value and strengthening cash flow from operating activities Average annual cash from operating activities at $US 60 WTI $B 4 § Cash flow outlook strengthened vs prior outlook by 15% (ex. market factors) î Progressing cost improvements – 9% reduction î Increased production outlook – 3% increase 2 § Pipeline of highly accretive investments § Improved resiliency to low prices î Focused on lowering unit cash costs § Strategy delivering results 0 Prior Outlook Volume Growth Operating Market Factors Current Outlook (21-25 avg) Efficiencies (22-26 avg) Prior outlook refers to 2020 Investor Day, $US 60 WTI scenario, $US 15 WCS differential, $US 0.75 exchange rate. Current outlook is based on $US 60 WTI, $US 12 WCS differential, $US 0.8 exchange rate. Imperial | 2022 | 26

Upstream investment outlook

Investing for value through select volume growth and GHG intensity reduction

Average annual capital expenditures[1]

$B


1
0
2021
2022
2023
2024
2025
2026
Sustaining
GHG / Growth
Prior outlook

- Capital plan reduced from prior outlook
- Sustaining capital moderates from 2022
  - 5-year average of ~$5 per barrel
- Key sustaining projects include:
  - Kearl in-pit tailings
  - Autonomous Haul System
  - Syncrude Mildred Lake Expansion
  - Cold Lake infill drilling
- GHG-advantaged volumes and value growth:
  - Cold Lake Grand Rapids Phase 1 (GRP1)
  - Cold Lake Leming field redevelopment
  - Kearl boiler flue gas
  - Kearl secondary recovery projects

[1] *See supplemental information for definition*

Imperial | 2022 | 27

Industry-leading digital approach Accelerating value with a rapidly growing digital portfolio >$1B/yr Digital investment principles • Capital-efficient • Fast payback • Agile development Near-term focus and wins Future potential § >30 successful initiatives $750M/yr § Optimizing production § Improving reliability § Reducing costs Realized 2020 Advanced analytics >$400M/yr § Maximize recovery and production Investor value § Data-driven decision making Day § Enhance worker safety and productivity Established digital vision Defined projects 2017 2020 2023 2026 Note: Value represents annual benefit of cost savings and production uplift in $M CAD, before taxes and royalties. Forward looking estimates at $US 60 WTI price case. Kearl 100% basis. Imperial | 2022 | 28

Advanced analytics and work process optimization

Converting data to dollars

Enhanced mine planning (10-15 kbd)


Kearl Recovery Heat Map
Fines %
Grade %

Leveraging data and advanced analytics to enhance mine planning and deliver incremental production

Well downtime tracker (~1 kbd)

Integrating field work processes to minimize well downtime and leverage data insights



Surveillance and failure analysis (>$40M/yr)

Leveraging analytics in operations



Annual maintenance plan optimization (>$50M/yr)


41.1M
323.6M
298.48M
204.80M
6.78M

Digitization of annual maintenance planning enables enhanced work prioritization and elimination

Maintenance execution effectiveness ($15M/yr savings)



Real time management and feedback on maintenance execution

Cold Lake water balance (1+ kbd)



Progressing mathematical optimization of water flows to maximize production

Imperial | 2022 | 29

Kearl 2021 performance Demonstrated strength of Kearl asset Production kbd § Record production in 2021 250 î Exceeded prior record by 40 kbd î Realized full benefit of supplemental crushers (+24 kbd) î Achieved turnaround interval extension (+7 kbd) 200 2020 Supplemental Turnaround Grade & 2021 Crushers Interval Recovery § Set new records in 9 of 12 months 1 Unit cash costs î Best ever month of 311 kbd set in June $US/bbl î Production profile optimized for seasonality 30 1 § Unit cost reduced 21% vs. 2019 ($US 28/bbl) 20 î Step change achieved in 2020 22.42 î Further $US 0.70/bbl reduction in 2021 20.56 2.56 -0.70 1 î $US 19.86/bbl unit cash cost ex. forex and energy increase 10 2020 Optimization Forex & Energy 2021 FOREX 0.75 0.80 Production 100% interest, before royalties Energy cost includes predominantly natural gas, diesel, and power. Imperial | 2022 | 30 1 Non-GAAP financial ratio – see supplemental information for definition and reconciliation

Kearl journey Stable, reliable operations enabling acceleration of optimization phase kbd $US/bbl 300 40 § Targeting 280 kbd in 2024, earlier than prior outlook î Accelerated turnaround strategy î Debottlenecking, reliability, and maintenance improvements 200 î Enhanced mine planning and improved recovery î Digital initiatives 20 1 § Continuing to drive down unit cash cost <$20 USD/bbl 100 î Focus on structural cost reductions î Efficient volumes growth î Digital and technology targeted at cost improvement 0 0 § Evaluating future production potential 280–300 kbd î Enhanced recovery, plant debottlenecks, mine fleet expansion Production 100% interest, before royalties 1 Non-GAAP financial ratio – see supplemental information for definition and reconciliation Imperial | 2022 | 31

Technology in support of Kearl volume growth

Reliability and secondary recovery initiatives

Advanced wear materials


Shovel teeth
Ore Screen
Pump Impeller
Sizer Teeth

- **4 kbd production uplift**
- Improved service life, reduced maintenance
- Integral part of reliability improvement

Coarse tailings bitumen recovery



- **8 kbd production benefit**
- Lowers GHG intensity (-2%)
- Successful field pilot

Flotation tailings bitumen recovery


Hydrotransport
Primary Separation Cell (PSC)
Flotation Tailings Column Cells
To Fines Treatment
Coarse Sands Tailings Column Cells
To Tailings

- **3 kbd production uplift**
- Lowers GHG intensity (-1%)
- Additional use of column cells technology

Imperial | 2022 | 32

Autonomous haul update Fleet conversion improving profitability and safety § On track to convert 55 trucks (~70%) by end of Q3 § Record AHS movement in 2021 î Tripled vs. 2020, >30% total material 1 § Unit cash cost savings ~$US 1/bbl § Autonomous platform enabling optimization across broader mine mobile fleet § On track to be first fully autonomous oil sands mining operator by 2023 1 Non-GAAP financial ratio – see supplemental information for definition and reconciliation I Imp mperi erial al | | 2 20 02 22 2 | | 33 33

Kearl boiler flue gas emissions reduction technology Successful first deployment, expanding to five additional boilers § Innovative technology recovers waste heat from the boiler’s exhaust to pre-heat process water Cold Warm Process Process Water Water § Successful startup of first unit May 2021 with additional five units by end of 2023 § Robust economics with significant GHG benefit Condenser/ Secondary Boiler î Reduce up to 220,000 tonnes per year Exchanger Stack Feed of carbon dioxide equivalent Water Condensed Water for use in process § ~$40M/yr full program cost savings § Collaboration with Alberta government Steam I Imp mperi erial al | | 2 20 02 22 2 | | 34 34

Cold Lake 2021 performance

Performance exceeding expectations and sustainable into the future

Production performance



kbd
150
132
140
100
2020
Reliability
Optimization
Infill Drilling
2021



kbd
150
100
2018-2020
2021-2023
2024-2026

- Increased production 8 kbd vs. 2020
  - Water balance strategy and equipment reliability (~5 kbd)
  - Infill drilling and optimization (~3 kbd)
  - Strongest reliability in past 5 years
- Executing on 2021 asset strategy with strong results
  - Started up Mahkeses LASER solvent 1Q21
  - Progressed innovative "Niche" drilling program
  - Startup of infills at Mahihkan field
  - Initiated construction of butane blending facility
  - Optimized diluent usage saving ~$20M of margin erosion
- Continued robust cash generation through cycles, underpinned by operating performance and selective investments

Imperial | 2022 | 35

Cold Lake strategy Maximize asset value and cash flow through transformational GHG strategy Transition to lower emission technology § Strategy to sustain volumes through resilient kbd Lower emissions production Base Base infills investments, delivering competitive returns and 200 GHG transformation î ~1.7 billion boe produced, 1.1 billion boe 2P reserves remaining 100 § Accelerating solvent technologies, while increasing profitability and reducing reliance on steam 0 î ~24% reduction in GHG intensity vs. prior plan 2021 2024 2027 2030 Reduction in GHG intensity Technology progression Start-up t CO e/m3 2 LASER Mahihkan 2017, Mahkeses 2021 SA-SAGD, SAGD GRP1 2024, Leming redevelopment 2025 0.5 NCG ~ 2026+ CSP ~ 2028+ ELP Evaluating 0.0 LASER: Liquid Addition to Steam for Enhanced Recovery, SA-SAGD: Solvent Assisted Steam Assisted Gravity Drainage, 2021 - 2025 2026 - 2030 NCG: Non Condensable Gas Injection, CSP: Cyclic Solvent Process, ELP: Enhanced Late-Life Process Imperial | 2022 | 36 2P reserves Imperial share, before royalties, YE 2021 NI51-101 Current Outlook Prior Plan

Key Cold Lake volume sustainment investments

Progressing capital-efficient projects to sustain strong production performance

Niche rig drilling program



- Successful first deployment, >20 redrills and sidetracks to date
- Leverages existing infrastructure, >5 kbd by ~2024
- Capital-efficient, flexible program
  - As low as $10k/flowing bbl/d capital intensity

Leming field redevelopment



- SAGD technology to redevelop low-recovery, high-quality reservoir
- 9 kbd at peak, 35% GHGi reduction vs. Cyclic Steam Stimulation
- Efficient and resilient investment
  - $20k/flowing bbl/d capital intensity

Imperial | 2022 | 37

Strategy underpinned by advanced in situ technologies

Research and development supporting long term profitable GHG reduction

Enhanced Late-Life Process, ELP



CSS well
CSS well
Infill well
Solvent

- Non-thermal late life process
- Reduce GHGi by ~70%, no water required
- Pilot startup 2022



Non-Condensable Gas, NCG



Injector
Producer
NCG + steam
Mobilized bitumen is pumped to surface

- Reduce water use and GHGi by ~25%
- Reallocate or shut-in steam
- Field study startup 2022



Cyclic Solvent Process, CSP



- Non–thermal cyclic process
- Reduces GHGi by 90%, no water required
- Pursuing commercial scale deployment



Note: CSP GHGi reduction relative to CSS, NCG and ELP reduction relative to steamflood

Imperial | 2022 | **38**

Cold Lake carbon capture and storage (CCS) opportunity Efficient emissions reduction, supporting Cold Lake strategy transformation Mahihkan Plant at Cold LakeLake § Pursuing CCS emissions reduction opportunity that captures efficiencies with Cold Lake operations § Evaluating capture of CO from combination of 2 produced gas and flue gas streams § Nearby injection into Basal Cambrian § Targeting startup in mid to late 2020’s § Potential to be one of the first CCS projects within Pathways initiative Imperial | 2022 | 39

Syncrude strategy

Capturing value of transition to owner-operator model

Production



kbd
90
60
30
0
2016-2019
2020
2021
2022-2026

- Successful partner engagement and collaboration delivered transformational step in asset strategy
  - Transitioned from Syncrude to Suncor as operator 2021
- Synergies of $300M gross through regional efficiencies
  - Integrated projects, maintenance and support organizations
  - Target savings of $200M in first 12 months
- Increasing volumes through reliability improvements, increased utilization and turnaround execution
- Targeting <$US 30/bbl unit cash costs[1]
  - Driven by increased production and cost efficiencies

Production Imperial share, before royalties
[1] Non-GAAP financial ratio – see supplemental information for definition and reconciliation

Imperial | 2022 | 40

Future resource optionality Portfolio of growth opportunities with net-zero potential Aspen – rendering of central plant In situ GHG intensity t CO e/m3 2 0.5 § Large inventory of in situ opportunities î Aspen, Corner, Clarke Creek, Clyden § Strategic approach to future development î Maintain optionality while evaluating next generation in situ technologies 0 Industry SAGD SA-SAGD EBRT EBRT + CCS § Advancing Enhanced Bitumen Recovery Technology (EBRT) î Significantly lower GHG intensity î Potential for large-scale application at Aspen; improved value capture î Potential to pair with CCS for net-zero incremental production Successful lab-scale § Unconventional assets being marketed EBRT î Testing opportunity to capture enhanced value research î Aligns with strategy to focus on core oil sands assets Imperial | 2022 | 41

Upstream summary Best-in-class producer, maximizing value, positioning for a lower carbon future § Maximizing value from existing assets § Sustaining efficiencies; targeting industry leading unit cost and reliability § Investing for value through select volume growth and GHG intensity reduction § Industry leading digital portfolio; achieved >$400M value in 2021 § Acceleration of Kearl volumes to 280 kbd § Large portfolio of in situ opportunities with net-zero potential Imperial | 2022 | 42

Break Imperial | 2022 | 43

Downstream and Chemical Outlook Jon Wetmore Vice-president, Downstream Imperial | 2022 | 44

Downstream and Chemical strategy Increasing profitability across the value chain § Deliver industry leading performance in safety, reliability, and operations integrity § Strategically invest in logistics to expand market reach, reduce costs and improve supply reliability § Enhance world-class Esso and Mobil brands and product offering § Develop a compelling lower-carbon offer, become a valued sustainability partner § Lower emissions through profitable investments § Increase refinery crude and feedstock flexibility in support of energy transition § Maximize the benefits of integration and molecule uplift I Imp mperi erial al | | 2 20 02 22 2 | | 45 45

Canadian margin environment Structurally advantaged margins, resilient through the pandemic Average monthly gasoline crack Average monthly diesel crack $US/bbl $US/bbl 80 80 Avg. Canadian diesel crack Avg. Canadian gasoline crack Avg. US gasoline crack Avg. US diesel crack 40 40 0 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 50/50 NYH/Chicago and 50/50 Toronto/Edmonton rack vs. MSW feedstock cost; Assumes $5/bbl crude tariff to Chicago, NYH & Toronto Imperial | 2022 | 46

Canadian fuel demand update Demand continuing to recover Canadian industry demand (~% of normal*) § Canadian economic activity increasing § Omicron impacting near-term, potential for continued volatility § Gasoline, diesel demand expected to recover to 90 - 95% 90 - 95% 70 - 75% pre-COVID levels Q4 2021 Q4 2021 Q4 2021 § Jet demand continues to lag with on-going global restrictions 65 – 70% 80 - 85% 20 - 25% Q2 2020 Q2 2020 Q2 2020 § Competitive gains partly offsetting demand impacts *Domestic sales relative to pre-pandemic levels Imperial | 2022 | 47

Canadian refining

Canada's largest refiner with access to global technology and expertise

- Structurally advantaged refining business
  - Largest domestic refiner, strategically located assets
  - Fully integrated Chemical plant for optimized molecule uplift
  - Low overall cost structure
  - Access to ExxonMobil technical expertise
- Focused on enhancing margins, flexibility and efficiency
  - Maximizing heavy crude processing capability
  - Investments in energy efficiency, renewable fuels
  - Minimal-cost production capacity creep
  - Upstream diluent supply connectivity
- Throughput and utilization increasing with demand recovery

Refinery throughput and utilization



kbd
400
300
200
100%
50%
0%
2019
2020
2021
2022 Guidance Midpoint
Throughput
Utilization

Imperial | 2022 | 48

Fuel, lubricant and asphalt marketing

Industry leading brands and product offering creates customer pull

- Retail branded wholesale model provides structural advantages
  - Industry leading site count with ~2,400 sites across Canada
  - Capital efficient growth
  - Strategic partnerships with best-in-class retailers
- Portfolio of industry leading market share and global brands
  - #1 Canadian retail market share[1]
  - Mobil 1 is the world's leading synthetic motor oil brand
  - Largest Canadian asphalt producer
- Elevating brand value with an enhanced offer
  - Differentiated, high-value products
  - Expanded partnership with PC Optimum loyalty program
  - Developing a compelling lower-carbon product offering
  - Official fuel and motor oil of the NHL

Esso™ Mobil™





[1] *Combined Esso and Mobil brands, based on Kalibrate survey data for year-end 2021*

Imperial | 2022 | 49

Developing a lower-carbon product offering Broad portfolio of products helping customers meet their sustainability goals § 75% of existing gasoline and diesel sales contain renewable content î Continuing to grow blending and distribution capability § Growing portfolio of advanced fuels that improve efficiency and reduce emissions î Synergy Supreme premium gasoline î Esso Diesel Efficient î Esso Bio-protect î Renewable diesel § Advanced lubricants specifically designed to improve transportation and industrial efficiency § Associate member of newly formed Canadian Council for Sustainable Aviation Fuels Imperial | 2022 | 50

Innovation delivers shareholder value

Further enhancing Imperial's Downstream offer with innovative solutions and technologies

Advanced recycling



- Transforming plastic waste into valuable products at scale
- Evaluating potential opportunity at Sarnia site
- Leveraging ExxonMobil technology and expertise

Vegetable oil co-processing



- Vegetable oil co-processed with conventional feedstocks
- Reduced carbon-intensity compared to conventional fuels
- Successful trials completed at Sarnia and Nanticoke

Collaborative product trials


CP

- Identifying products to help customers meet business and sustainability goals
- 19-day product trial in collaboration with CP Rail and ExxonMobil research
- Esso Diesel Efficient adopted across CP locomotive fleet, reducing emissions

Battery energy storage


ENERGY
STORAGE

- Designed to charge during off-peak hours and discharge during peak
- Captures annual energy cost savings
- Enel X building 20 MW system at Sarnia site, largest in North America

Imperial | 2022 | 51

Downstream investments Strategic investments in low-capital, high-return business 1 Annual capital expenditure forecast $M 600 § Selective investing in refinery slate, production efficiency and resiliency 300 § Support and enhance strategic logistics 0 î Market opportunities, access, reliability 2021 2022 2023 2024 2025 2026 î Efficiency capture reducing cost to supply Sustaining Growth/GHG Prior outlook § Regulatory compliance and opportunities Key project spend forecast î Biofuel manufacturing and distribution infrastructure $M 300 î Energy efficiency and emissions reductions 150 0 2022 2023 2024 SPPL Strathcona RD Imperial | 2022 | 52 1 See supplemental information for definition

Sarnia products pipeline (SPPL) update Proactive investment in efficient and reliable logistics § Project details: î ~$470M final investment, ~$400M spent through year-end 2021 î 63 km pipeline, restores capacity into key Toronto market î On track to be in service 2Q22 § SPPL creates structural value: î Access to high-value, structural short Toronto area î Step-change reduction in cost to supply, $40M annual savings î Ensures product supply reliability Imperial | 2022 | 53

Strathcona renewable diesel project update

Building Canada's largest renewable diesel (RD) facility



Imperial building Canada's largest renewable diesel facility
Combining agriculture and technology to lower emissions to support Canada's ambition to net zero
Imperial
Canadian-grown crops supply feedstock
Hydrogen and renewable feedstock, refined with proprietary catalyst, produces high-quality renewable diesel
Sourced hydrogen produced with carbon capture and storage technology
More than 1 billion litres of Canadian climate ready diesel produced every year to fuel vehicles, trains and industry
CO_2
~ 3 million tonnes/year of reduced CO_2 emissions
=
planting 3.7 million acres of forests in one year - half the size of Vancouver Island

- Grassroots facility
  - ~$500M capital investment, globally competitive scale
  - Total investment, including 3P capital investments, exceeds $1B
  - 20 kbd of premium RD from locally grown feedstocks and low-carbon H_2
  - Integrated with Strathcona refinery
- ~3 MT/yr CO2 reduction compared to conventional fuels
- BC provincial support under low-carbon fuel legislation
- Final investment decision anticipated in 2022, start-up 2024

Imperial | 2022 | 54

Strathcona renewable diesel value proposition Capturing competitive value for shareholders § Canadian Clean Fuel Regulations supporting low-carbon investments î RD is an efficient pathway for hard to decarbonize sectors î Canadian RD currently supplied by costly long-haul imports î Grassroots assets and co-processing both options for renewable fuels § Strathcona RD is cost-advantaged compared to import alternatives î Strategically located reducing supply chain costs; advantaged crop sources î Cost-efficient scale and integration with Strathcona refinery î Drop-in fuel using existing blending and distribution network î Specifically formulated for Canadian climates Imperial | 2022 | 55

Downstream profitability Resilient business model, focused on increasing profitability 1 Cash operating costs and refinery throughput $B kbd 3 400 § Resilient, reliable performance across the cycle 2 § Fully integrated, flexible business model 300 1 § Further structural cost reductions achieved in 2021 0 200 2019 2020 2021 § Focusing on profitable volume and margin growth Cash opex Throughput to capture upside Annual net income î Strategic investments in efficient logistics $B î Volume growth in high-value markets 1 î Refinery flexibility, margin and efficiency enhancements 2H21î Developing a compelling lower-carbon product offering 1H21 0 2019 2020 2021 Imperial | 2022 | 56 1 Non-GAAP financial measure – see supplemental information for definition and reconciliation

Chemical site integration advantage Advantaged location and integration, positioned to compete in a high-growth market Annual net income Feedstock HDPE injection molding price history % $M US ¢/lb 100 450 Other Other 120 Marcellus Mid-west Marcellus ethane 300 Ethane ethane 90 50 150 60 Refinery Refinery off gas off gas 0 0 30 2019 2020 2021 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019-21 2016-2020 2021 2022 Source: Platts HDPE injection, US domestic, delivered railcar (AALBN00) § Robust, long-term demand growth for key chemical products § Integration provides leading cost structure, profitability advantage during challenging market conditions Imperial | 2022 | 57

Imperial Chemical produces high-value products Meeting customer demands with consistent, high-quality, differentiated products Product trials Customer-focused product development $M NPV 50 § High-density polyethylene (HDPE) for rotational and injection molding applications 25 § End product uses are mostly durables, not single-use plastics § Superior customer service î Developing unique PE grades î Consistent resin quality, reliable supply to address customer-specific î Highly regarded technical service needs, capturing new sales 0 î Specialty products opportunities 2018 2019 2020 2021 2022 PL Imperial | 2022 | 58

Imperial’s Downstream and Chemical advantage Sustainably advantaged assets, brands and products § Canadian domestic fuel markets benefit from advantaged margins § Strategically located, highly-integrated assets with low sustaining capital requirements § Portfolio of superior brands and products fostering long-term customer relationships § Coast-to-coast logistics network providing reliable, cost-effective market access § Expanding lower-carbon product offering in support of customer sustainability goals § Resilient and reliable performance across the cycle, sustained structural cost reductions § Access to global brands, expertise and research through relationship with ExxonMobil I Imp mperi erial al | | 2 20 02 22 2 | | 59 59

Financial Outlook Dan Lyons Chief Financial Officer Imperial | 2022 | 60

Advantaged financial profile

Resilient business model with upside leverage

10-year cash flow from operating activities



Downstream,
Chemical &
Corporate
Upstream

2021 debt-to-capital ratio[1]



50%
25%
0%
IMO
CNQ
SU
CVE

- Integrated, balanced business model
  - Growing production, long-life low decline assets
  - Advantaged downstream, leading fuels marketer
  - Integrated chemical business
  - ExxonMobil relationship / scale / expertise
- Low corporate breakeven
  - Low cost volume growth
  - Structural cost reductions
- Built for the full cycle
  - Strong balance sheet, industry leading leverage
  - Unhedged production, flexible refining
  - Reliable shareholder returns

[1] *See supplemental information for definition*

Imperial | 2022 | 61

Record-setting performance in 2021 Delivered continued cash flow growth Annual cash flow from operating activities § Strong integrated performance across all business lines $B 6 î Record cash flow from operating activities î Record Upstream production î Record Chemical earnings î Continued Downstream recovery 4 § Highest-ever shareholder distributions of nearly $3B î Largest dividend increase in company history î Accelerated share repurchases under NCIB 2 0 2016 2017 2018 2019 2020 2021 Imperial | 2022 | 62

Cash operating costs Significant cost efficiencies achieved and maintained 1 Annual cash operating costs § Sustainable cost reductions across all business lines $B î Over $1B in cost efficiencies 8 § Progressing additional cost reduction opportunities î Continued focus on energy efficiency § Cost-effective volume growth 6 2 § Lower corporate break-even outlook î $US 25/bbl WTI cash break-even 3 î $US 35/bbl WTI covers dividend and sustaining capital 4 2019 Efficiencies Volume growth Energy price 2021 1 Non-GAAP financial measure – see supplemental information for definition and reconciliation 2 Estimated average WTI crude oil price in US dollars required for cash flow from operating activities to equal total operating costs over 5 year period 2022-2026. Based on March 2022 Investor Day business environment ($US 40 WTI, $US 10 WCS differential, Downstream and Chemical margins normalized over time, $US 0.8 exchange rate) Imperial | 2022 | 63 3 Sustaining capital represents anticipated spending to maintain productive capacity of existing assets

Capital expenditure forecast Low sustaining capital requirement with select growth opportunities 1 Annual capital expenditure forecast § 2022 target of $1.4B, down $0.2B from previous plan $B 2 2 § Sustaining capital averages ~$1B over period î Predominantly Upstream î Kearl in-pit tailings drives higher spend in 2022 î Upstream sustaining capital averages ~$5/bbl 1 § High return Growth/GHG capital averages ~$0.4B î Kearl debottlenecking and boiler flue gas î Cold Lake Grand Rapids and other solvent technologies î Strathcona renewable diesel 0 2021 2022 2023 2024 2025 2026 Sustaining Growth/GHG Prior outlook 1 See supplemental information for definition 2 Imperial | 2022 | 64 Sustaining capital represents anticipated spending to maintain productive capacity of existing assets

Re-affirming capital allocation priorities Remain committed to returning surplus cash to shareholders Dividend per share (paid basis) $ § Reliable and growing dividend 1.50 î Dividend increased by 55% since beginning of 2021 § Low sustaining capital requirements 0.75 § Select, high-return capital-efficient investments 0.00 in core assets 2016 2017 2018 2019 2020 2021 2022 Common shares outstanding§ Returning surplus cash to shareholders î Fully utilize annual NCIB Millions of shares î Supplemental returns, including potential SIB 900 § Highly attractive growth opportunities 750 600 Imperial | 2022 | 65 2016 2017 2018 2019 2020 2021

Record cash returned to shareholders in 2021 Robust free cash flow outlook 1,2 Annual cash distributions Free cash flow profile $B $B 6 6 4 4 2 2 0 0 $50 $60 $70 $80 2016-20 Avg 2021 $US WTI Dividend Buyback Prior outlook 1 Non-GAAP financial measure – see supplemental information for definition and reconciliation 2 2022-2026 period average, WCS differential varies with WTI price case ($US 10/$US 50, $US 12/$US 60, $US 15/$US 70 and $US 80 respectively), $US 0.80 exchange rate, Downstream and Chemical margins Imperial | 2022 | 66 normalized over time

Corporate guidance summary 1 2022 Annual Guidance 2022 Turnaround Schedule Total Capex $B 1.4 Upstream (full-year opex and production impacts, before royalties) 1Q/2Q: Syncrude Hydrotreater, 3 kbd, $14M opex Upstream Production kboed 425 - 440 2Q: Kearl K1 plant, 10 kbd, $70M opex (IOL share) Kearl kbd (gross) 265 - 270 2Q: Cold Lake Leming, 1 kbd, $12M opex Cold Lake kbd 135 – 140 3Q: Syncrude Coker, 7 kbd, $65M opex Syncrude kbd 75 - 80 Refinery throughput kbd 395 – 405 Downstream (full-year opex and throughput impacts) Refinery utilization % 92 - 94 1Q/2Q: Sarnia crude unit, 4 kbd, $2M opex 1 Production is Imperial share, before royalties except Kearl which is 100% gross basis Imperial | 2022 | 67

Closing remarks Brad Corson Chairman, President and Chief Executive Officer Imperial | 2022 | 68

The Imperial advantage Growing shareholder value Integration and synergies Resilience High-quality, through long-life cycle assets Maximizing shareholder value Industry leading Shareholder balance returns sheet Technology leadership I Imp mperi erial al | | 2 20 02 22 2 | | 69 69

Our winning strategy

Discipline and focus

Share price performance



$/share
70
60
50
40
30
20
10
0
Jan'20
Jul'20
Jan'21
Jul'21
Jan'22

- Disciplined focus on existing assets
  - Efficiency, reliability, capital efficient investment
  - Industry leading cost structure
  - Driving value in mature, competitive downstream business
- Progress towards ESG targets in evolving environment
  - Value generating investment on path to net-zero
  - Scope 3 – working to help customers reduce their emissions
- Shareholder returns
  - Sustainable and growing dividend
  - Share repurchases
- Capital discipline
  - Selective high-return growth
  - Support robust free cash flow
- Resilience through the cycle
  - Capturing value through integration
  - Adapting to market dynamics

Imperial | 2022 | 70

Q & A Imperial | 2022 | 71

For more information: Dave Hughes Vice President, Investor Relations +1 587.476.4743 dave.a.hughes@exxonmobil.com imperialoil.ca twitter.com/ImperialOil linkedin.com/company/Imperial-Oil youtube.com/ImperialOil facebook.com/ImperialOilLimited Imperial | 2022 | 72

Cautionary statement Statements of future events or conditions in this report, including projections, targets, expectations, estimates, and business plans are forward-looking statements. Forward-looking statements can be identified by words such as believe, anticipate, intend, propose, plan, goal, seek, project, target, estimate, expect, strategy, outlook, schedule, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this report include, but are not limited to, references to being well positioned to benefit from recovery coming out of pandemic, take advantage of market conditions and be supplier for choice in energy transition landscape; a differentiated business model driving shareholder value; the long-term business outlook including demand, supply and energy mix and pathways related to greenhouse gas emissions; sustainability priorities, including is Scope 1 and 2 net zero goal by 2050 and greenhouse gas emissions intensity goals for 2023 and 2030 for its oil sands operations; the impact of ESG governance and engagement; the company’s climate strategy and impact of investments and energy solutions for a lower-carbon future; the impact of the Pathways alliance; plans to construct a renewable diesel facility at Strathcona, including timing of a final investment decision and impact of renewable diesel; Upstream strategy of maximizing cash flow, positioning for lower carbon future and being a best-in-class producer; Upstream and asset specific production outlooks for 2022, and anticipated growth to 2026; cash flow from operating activities outlook and ability to strengthen cash generation; projected capital expenditures from 2022-2026; the value and impact of digital technology and innovation activities; Kearl future unit cash cost targets, production outlook of 280kbd in 2024 and evaluating future potential; autonomous haul conversion target and projected unit costs savings; boiler flue gas technology; the Cold Lake long term strategy, GHG intensity reductions, production outlook to 2030 and the timing and impact of select capital investments including CCS; Syncrude efficiencies from operator transition, increased volumes and unit cost forecast; future growth opportunities with net-zero potential; Downstream strategy to increase profitability across the value chain; industry fuel demand; strategic advantages in the Canadian downstream market and the impact of industry leading brands; the development of lower-carbon product offerings; downstream capital expenditure outlook to 2026; Sarnia products pipeline in service target and impact; Chemical integration advantage and demand growth for key products; resilient business model with upside leverage; corporate WTI breakeven outlook and progression of cost reduction opportunities; total annual capital expenditure outlook; capital allocation priorities and commitment to return surplus cash to shareholders; free cash flow scenarios at various prices; corporate guidance summary; and the company’s winning strategy. Forward-looking statements are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning future energy demand, supply and mix; commodity prices, foreign exchange rates and general market conditions; production rates, growth and mix across various assets; project plans, timing, costs, technical evaluations and capacities, and the company’s ability to effectively execute on these plans and operate its assets; production life, resource recoveries and reservoir performance; the adoption and impact of new facilities or technologies on capital efficiency, production and reductions to greenhouse gas emissions intensity, including but not limited to next generation technologies using solvents to replace energy intensive steam at Cold Lake, boiler flue gas technology at Kearl, Strathcona’s renewable diesel complex and support for and advancement of carbon capture and storage, and any changes in the scope, terms, or costs of such projects; that any required support from policymakers and other stakeholders for various new technologies such as carbon capture and storage will be provided; the amount and timing of emissions reductions; plans to mitigate climate risk and the resilience of company strategy to a range of pathways for society’s energy transition; applicable laws and government policies, including taxation, restrictions in response to COVID-19 and with respect to climate change and greenhouse gas emissions reductions; that regulatory approvals will be provided in a timely manner; performance of third-party service providers; refinery utilization and product sales; cash generation, financing sources and capital structure, such as dividends and shareholder returns, including the timing and amounts of share repurchases; capital and environmental expenditures; evolution of COVID-19 and its impacts on Imperial’s ability to operate its assets; and the company’s ability to effectively execute on its business continuity plans and pandemic response activities could differ materially depending on a number of factors. These factors include global, regional or local changes in supply and demand for oil, natural gas, petroleum and petrochemical products, feedstocks and other market or economic conditions and resulting demand, price, differential and margin impacts; political or regulatory events, including changes in law or government policy, applicable royalty rates, tax laws, and actions in response to COVID-19; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; failure or delay of supportive policy and market development for emerging lower emission energy technologies; the receipt, in a timely manner, of regulatory and third- party approvals; environmental risks inherent in oil and gas activities; third-party opposition to company and service provider operations, projects and infrastructure; availability and allocation of capital; availability and performance of third-party service providers; unanticipated technical or operational difficulties; transportation for accessing markets; management effectiveness and disaster response preparedness, including business continuity plans in response to COVID-19; commercial negotiations; project management and schedules and timely completion of projects; unexpected technological developments; the results of research programs and new technologies, including with respect to greenhouse gas emissions, and the ability to bring new technologies to commercial scale on a cost-competitive basis; reservoir analysis and performance; operational hazards and risks; cybersecurity incidents; currency exchange rates; the pace of regional and global economic recovery from the COVID-19 pandemic and the occurrence and severity of future outbreaks and variants; general economic conditions, including the occurrence and duration of economic recessions; and other factors discussed in Item 1A risk factors and Item 7 management’s discussion and analysis of the company’s most recent annual report on Form 10-K. Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial’s actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law. Imperial | 2022 | 73

Cautionary statement In these materials, certain natural gas volumes have been converted to barrels of oil equivalent (BOE) on the basis of six thousand cubic feet (Mcf) to one barrel (bbl). BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf to one bbl is based on an energy-equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different than the energy equivalency ratio of 6 Mcf to 1 bbl, using a 6:1 conversion ratio may be misleading as an indication of value. The term “project” as used in these materials can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. All reserves and contingent resources estimates provided in these materials are effective as of December 31, 2021, and based on definitions contained in the Canadian Oil and Gas Evaluation Handbook (COGEH) and are presented in accordance with National Instrument 51-101, as disclosed in Imperial’s Form 51-101F1 for the fiscal year ending December 31, 2021. Except as otherwise disclosed herein, reserves and contingent resource information are an estimate of the company’s working interest before royalties at year-end 2021, as determined by Imperial’s internal qualified reserves evaluator. Reserves are the estimated remaining quantities of commercially recoverable oil, natural gas, and related substances anticipated to be recoverable from known accumulations, as of a given date, based on the analysis of drilling, geological, geophysical and engineering data, the use of established technology, and specified economic conditions, which are generally accepted as being reasonable. Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. Imperial | 2022 | 74

Supplemental Information Debt-to-capital ratio Debt, defined as the sum of “Notes and loans payable” and “Long-term debt”, divided by capital, defined as the sum of debt and “Total shareholders’ equity”. Capital and exploration expenditures Capital and exploration expenditures (or capital expenditures) represent the combined total of additions at cost to property, plant and equipment, additions to finance leases, additional investments and acquisitions; exploration expenses on a before-tax basis from the Consolidated statement of income; and the company’s share of similar costs for equity companies. Capital and exploration expenditures exclude the purchase of carbon emission credits.. Listed below are definitions of several of Imperial’s key business and financial performance measures. The definitions are provided to facilitate understanding of the terms and how they are calculated. These measures are not prescribed by U.S. Generally Accepted Accounting Principles (GAAP). These measures constitute “non-GAAP financial measures” under Securities and Exchange Commission Regulation G, and “specified financial measures” under National Instrument 52-112 Non-GAAP and Other Financial Measures Disclosure of the Canadian Securities Administrators. Reconciliation of these financial measures to the most comparable GAAP financial measure, and other information required by these regulations have been provided. Non-GAAP financial measures and specified financial measures are not standardized financial measures under GAAP and do not have a standardized definition. As such, these measures may not be directly comparable to measures presented by other companies and should not be considered a substitute for GAAP financial measures. Free cash flow Free cash flow is a non-GAAP financial measure that is cash flows from operating activities less additions to property, plant and equipment and equity company investments plus proceeds from asset sales. The most directly comparable financial measure that is disclosed in the financial statements is cash flows from (used in) operating activities within the company’s Consolidated statement of cash flows. This measure is used to evaluate cash available for financing activities (including but not limited to dividends and share purchases) after investment in the business. Reconciliation of free cash flow millions of Canadian dollars 2021 2020 2019 From Imperial's Consolidated statement of cash flows Cash flows from (used in) operating activities 5,476 798 4,429 Cash flows from (used in) investing activities Additions to property, plant and equipment (1,108) (868) (1,636) Proceeds from asset sales 81 82 82 Loans to equity companies - net 15 (16) (150) Free cash flow 4,464 (4) 2,725 Imperial | 2022 | 75

Supplemental Information

Cash operating costs (Cash costs)

Cash operating costs is a non-GAAP financial measure that consists of total expenses, less costs that are non-cash in nature, including, Purchases of crude oil and products, Federal excise taxes and fuel charge, Depreciation and depletion, Non-service pension and postretirement benefit, and Financing. The components of cash operating costs include (1) Production and manufacturing, (2) Selling and general and (3) Exploration, from the company's Consolidated statement of income, and as disclosed in Attachment III of this document. The sum of these income statement lines serve as an indication of cash operating costs and does not reflect the total cash expenditures of the company. The most directly comparable financial measure that is disclosed in the financial statements is total expenses within the company's Consolidated statement of income. This measure is useful for investors to understand the company's efforts to optimize cash through disciplined expense management.

Reconciliation of cash operating costs

millions of Canadian dollars	**2021**	2020	2019
From Imperial's Consolidated statement of Income			
Total expenses	**34,307**	24,796	32,055
Less:			
Purchases of crude oil and products	**23,174**	13,293	20,946
Federal excise taxes and fuel charge	**1,928**	1,736	1,808
Depreciation and depletion	**1,977**	3,293	1,598
Non-service pension and postretirement benefit	**42**	121	143
Financing	**54**	64	93
Total cash operating costs	**7,132**	6,289	7,467

Unit cash operating costs (Unit cash costs)

Unit cash operating costs is a non-GAAP ratio. Unit cash operating costs (unit cash costs) is calculated by dividing cash operating costs by total gross oil-equivalent production, and is calculated for the Upstream segment, as well as the major Upstream assets. Cash operating costs is a non-GAAP financial measure and is disclosed and reconciled above. This measure is useful for investors to understand the expense management efforts of the company's major assets as a component of the overall Upstream segment. Unit cash operating cost, as used by management, does not directly align with the definition of "Average unit production costs" as set out by the U.S. Securities and Exchange Commission (SEC), and disclosed in the company's SEC Form 10-K.

Components of unit cash operating cost

	2021				2020				2019			
millions of Canadian dollars	Upstream (a)	Kearl	Cold Lake	Syncrude	Upstream (a)	Kearl	Cold Lake	Syncrude	Upstream (a)	Kearl	Cold Lake	Syncrude
Production and manufacturing	**4,661**	**1,902**	**1,117**	**1,388**	3,852	1,585	920	1,107	4,440	1,964	907	1,286
Selling and general	**-**	**-**	**-**	**-**	-	-	-	-	-	-	-	-
Exploration	**32**	**-**	**-**	**-**	13	-	-	-	47	-	-	-
Cash operating costs	**4,693**	**1,902**	**1,117**	**1,388**	3,865	1,585	920	1,107	4,487	1,964	907	1,286
Gross oil-equivalent production (thousands of barrels per day)	**428**	**186**	**140**	**71**	398	158	132	69	398	145	140	73
Unit cash operating cost ($/oeb)	**30.04**	**28.02**	**21.86**	**53.56**	26.53	27.41	19.04	43.83	30.89	37.11	17.75	48.26
USD converted at the YTD average forex *2021 US$0.80; 2020 US$0.75; 2019 US$0.75*	**24.03**	**22.42**	**17.49**	**42.85**	19.90	20.56	14.28	32.87	23.17	27.83	13.31	36.20

(a) Upstream includes Kearl, Cold Lake, Imperial's share of Syncrude and other.

Imperial | 2022 | **76**